UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021

Cerberus Cyber Sentinel Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41227	83-4210278
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6900 E. Camelback Road, Suite 240

Scottsdale, Arizona 85251

(Address of principal executive offices) (Zip Code)

(480) 389-3444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001	CISO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

We are filing this Amendment No. 2 (this “Amendment No. 2”) to our Current Report on Form 8-K, as filed with the Securities and Exchange Commission (“SEC”) on December 6, 2021 (the “Initial Report”), which was subsequently amended by Amendment No. 1 to Form 8-K filed with the SEC on February 14, 2022 (“Amendment No. 1,” and together with the Initial Report, the “Amended Report”). The purpose of this Amendment No. 2 is to file Exhibit 23.1, Consent of Independent Registered Public Accounting Firm (the “Auditor Consent”) consenting to the incorporation by reference of Baker Tilly Chile Ltda.’s report dated February 12, 2022 with respect to the financial statements of Arkavia Networks SpA for the years ended December 31, 2020 and 2019 into our Registration Statement on Form S-8, No. 333-259163. The Auditor Consent was inadvertently omitted from Amendment No. 1.

Except as described above, no other changes have been made to the Amended Report, and this Amendment No. 2 does not amend, update, or change any other items or disclosures in the Amended Report. The Initial Report and Amendment No. 1 each continue to speak as of their respective filing dates. This Amendment No. 2 does not reflect subsequent events occurring after the filing dates of the Initial Report and Amendment No. 1 or modify or update in any way disclosures therein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibits

23.1	Consent of Independent Public Accounting Firm

99.1*	Financial Statements of Arkavia for the years ended December 31, 2020 and 2019

99.2*	Unaudited Condensed Financial Statements of Arkavia for the nine months ended September 30, 2021 and 2020

99.3*	Pro forma unaudited condensed combined financial statements for the nine months ended September 30, 2021 and the year ended December 31, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Previously filed with Amendment No. 1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERBERUS CYBER SENTINEL CORPORATION

Date: July 15, 2022	By:	/s/ Debra L. Smith
Debra L. Smith
Chief Financial Officer